POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, CONVERGYS CORPORATION, an Ohio corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and the Rules and Regulations thereunder, an annual report on Form 10-K for the year ended December 31, 2013; and

WHEREAS, the undersigned is a director of the Company;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Andre S. Valentine, and Jarrod B. Pontius and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 30th day of January, 2014.

______________________________
John F. Barrett
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, CONVERGYS CORPORATION, an Ohio corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and the Rules and Regulations thereunder, an annual report on Form 10-K for the year ended December 31, 2013; and

WHEREAS, the undersigned is a director of the Company;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Andre S. Valentine and Jarrod B. Pontius and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 30th day of January, 2014.

______________________________
Richard R. Devenuti
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, CONVERGYS CORPORATION, an Ohio corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and the Rules and Regulations thereunder, an annual report on Form 10-K for the year ended December 31, 2013; and

WHEREAS, the undersigned is a director of the Company;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Andre S. Valentine and Jarrod B. Pontius and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 30th day of January, 2014.

______________________________
Jeffrey H. Fox
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, CONVERGYS CORPORATION, an Ohio corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and the Rules and Regulations thereunder, an annual report on Form 10-K for the year ended December 31, 2013; and

WHEREAS, the undersigned is a director of the Company;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Andre S. Valentine and Jarrod B. Pontius and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 30th day of January, 2014.

______________________________
Joseph E. Gibbs
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, CONVERGYS CORPORATION, an Ohio corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and the Rules and Regulations thereunder, an annual report on Form 10-K for the year ended December 31, 2013; and

WHEREAS, the undersigned is a director of the Company;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Andre S. Valentine and Jarrod B. Pontius and each of them singly, her attorneys for her and in her name, place and stead, and in her office and capacity in the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 30th day of January, 2014.

______________________________
Joan E. Herman
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, CONVERGYS CORPORATION, an Ohio corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and the Rules and Regulations thereunder, an annual report on Form 10-K for the year ended December 31, 2013; and

WHEREAS, the undersigned is a director of the Company;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Andre S. Valentine and Jarrod B. Pontius and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 30th day of January, 2014.

______________________________
Thomas L. Monahan III
Director

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, CONVERGYS CORPORATION, an Ohio corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and the Rules and Regulations thereunder, an annual report on Form 10-K for the year ended December 31, 2013; and

WHEREAS, the undersigned is a director of the Company;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Andre S. Valentine and Jarrod B. Pontius and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 30th day of January, 2014.

______________________________
Ronald L. Nelson
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, CONVERGYS CORPORATION, an Ohio corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and the Rules and Regulations thereunder, an annual report on Form 10-K for the year ended December 31, 2013; and

WHEREAS, the undersigned is a director of the Company;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Andre S. Valentine and Jarrod B. Pontius and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 30th day of January, 2014.

______________________________
Richard F. Wallman
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, CONVERGYS CORPORATION, an Ohio corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and the Rules and Regulations thereunder, an annual report on Form 10-K for the year ended December 31, 2013; and

WHEREAS, the undersigned is a director of the Company;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Andre S. Valentine and Jarrod B. Pontius and each of them singly, her attorneys for her and in her name, place and stead, and in her office and capacity in the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 30th day of January, 2014.

______________________________
Andrea J. Ayers
Director